UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 18, 2025
Date of Report (Date of earliest event reported)

Mifflinburg Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-284191	23-2362874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 East Chestnut Street
Mifflinburg, PA 17844
(Address of principal executive offices)

570-966-1041
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Jeffrey J. Kapsar, President and Chief Executive Officer, announced unaudited consolidated financial results for Mifflinburg Bancorp, Inc. for the three and six months ended June 30, 2025. On July 18, 2025, Mifflinburg Bancorp, Inc. issued a press release titled “Mifflinburg Bancorp, Inc., Reports Second Quarter 2025 Earnings” attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Mifflinburg Bancorp, Inc. on July 18, 2025 titled “Mifflinburg Bancorp, Inc., Reports Second Quarter 2025 Earnings”

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 18, 2025	Mifflinburg Bancorp, Inc.

	By:	/s/ Thomas C. Graver Jr.
	Name:	Thomas C. Graver Jr.
	Title:	Senior Executive Vice President & Chief Financial Officer